Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 31, 2014 (the “Effective Date”), among Powell Industries, Inc., a Delaware corporation (“Borrower”), Powell Electrical Systems, Inc., and Powell Industries International, Inc. (“Guarantors”), Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer under the Credit Agreement (in such capacity as administrative agent, together with its successors in such capacity, “Administrative Agent”), and each lender from time to time party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”).  Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A.     Borrower and Guarantors (collectively, the “Loan Parties”), Administrative Agent and Lenders entered into that certain Credit Agreement dated as of December 31, 2013 (as amended by that certain First Amendment to Credit Agreement dated as of March 28, 2014, and as further amended, restated or supplemented from time to time, the “Credit Agreement”).  As of the date hereof, Bank of America, N.A. is the sole Lender under the Credit Agreement.

B.     The Loan Parties have requested that Administrative Agent and Lender amend the Credit Agreement to permit (i) Borrower’s purchase of its outstanding Equity Interests pursuant to a share repurchase program and (ii) Borrower to make up to $42,000,000 in additional Capital Expenditures in fiscal year 2015 for the purpose of expanding its Canadian facility.

C.     Administrative Agent and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.     Amendments to Credit Agreement.

(a)     Section 7.06 (Restricted Payments) of the Credit Agreement is hereby amended to delete the period at the end of clause (d) thereof and to replace it with a semicolon, and to add the following new clause (e) thereafter, as follows:

“; and (e) Borrower may purchase or otherwise acquire shares of its common stock pursuant to share repurchase programs authorized, from time to time, by its board of directors, in an amount not to exceed $35,000,000 in the aggregate, from December 18, 2014 through December 31, 2018.”

(b)     Section 7.12 (Capital Expenditures), of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“7.12     Capital Expenditures.

Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures in the ordinary course of business not exceeding $20,000,000, in the aggregate for the Borrower and its Subsidiaries during any fiscal year; provided that, notwithstanding the foregoing limitation, in fiscal year 2015, the Borrower is permitted to make up to an additional $42,000,000 in Capital Expenditures for the purpose of expanding its Canadian facility.”

2.     Conditions.  This Amendment shall be effective on the Effective Date once each of the following have been delivered to Administrative Agent in form and substance satisfactory to Administrative Agent and Lender:

(a)this Amendment executed by the Loan Parties, Administrative Agent, and Lender; and

(b)such other documents as Administrative Agent and Lender may reasonably request.

3.     Representations and Warranties.  Each Loan Party represents and warrants to Administrative Agent and Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of such Loan Party, (c) no other consent of any Person (other than Administrative Agent and Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Administrative Agent or Lender is required for Administrative Agent and Lender to rely on the representations and warranties in this Amendment.

4.     Scope of Amendment and Waiver; Reaffirmation; Release.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Each Loan Party hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Each Loan Party hereby releases Administrative Agent and Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

5.	Miscellaneous.

(a)     No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s or Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)     Form.  Each agreement, document, instrument or other writing to be furnished to Administrative Agent under any provision of this Amendment must be in form and substance satisfactory to Administrative Agent and its counsel.

(c)     Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)     Costs, Expenses and Attorneys’ Fees. The Loan Parties agree to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)     Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)     Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile and portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on each Loan Party, Administrative Agent, and Lender.  Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)     Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)     Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement among each Loan Party, Administrative Agent, and Lender with respect to the subject matter thereof and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the following pages]

The Amendment is executed as of the Effective Date.

BORROWER:

POWELL INDUSTRIES, INC.

By:
Don R. Madison
Executive Vice President, Secretary and Treasurer

GUARANTORS:

POWELL INDUSTRIES INTERNATIONAL, INC., a Delaware corporation

By:
Don R. Madison
Vice President, Secretary, and Treasurer

POWELL ELECTRICAL SYSTEMS, INC., a Delaware corporation

By:
Don R. Madison
Vice President, Secretary, and Treasurer

Signature Page to Second Amendment to Credit Agreement (Powell Industries, Inc.)

BANK OF AMERICA, N.A., as Administrative Agent

By:
Shelley A. McGregor
Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender

By:
Shelley A. McGregor
Senior Vice President

Signature Page to Second Amendment to Credit Agreement (Powell Industries, Inc.)